                                                     SECURITIES AND EXCHANGE COMMISSION

                                                                           Washington, D.C.  20549

                                                                                         FORM 8-K

                                                                                   CURRENT REPORT

                                                                    Pursuant to Section 13 or 15(d) of the

                                                                        Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported):  January 7, 2004

                                                                           McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                Number)

  organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. issued a press release on January 7, 2004 updating its Gulf of Mexico drilling and Main Pass Energy HubTM  activities (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  January 8, 2004

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

Press Release dated January 7, 2004  “McMoRan Exploration Co. Updates Gulf of Mexico Drilling and Main Pass Energy HubTM Activities”.